LORD ABBETT TRUST I

Lord Abbett Short Duration High Yield Fund

Supplement dated April 1, 2021 to the

Summary Prospectus dated December 1, 2020

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 11 of the summary prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2020
Christopher J. Gizzo, Managing Director and Portfolio Manager	2020
Karen J. Gunnerson, Portfolio Manager	2021

Please retain this document for your future reference.